                                                                    EXHIBIT 10.3



                              AMENDED AND RESTATED



                                OMNIBUS AGREEMENT


                                      AMONG


                          TEEKAY SHIPPING CORPORATION,


                                       AND


                                TEEKAY GP L.L.C.,


                          TEEKAY LNG PARTNERS L.P. AND


                           TEEKAY LNG OPERATING L.L.C.


                                       AND


                           TEEKAY OFFSHORE GP L.L.C.,


                         TEEKAY OFFSHORE PARTNERS L.P.,


                     TEEKAY OFFSHORE OPERATING GP L.L.C. AND


                         TEEKAY OFFSHORE OPERATING L.P.

                     AMENDED AND RESTATED OMNIBUS AGREEMENT

         THIS AMENDED AND RESTATED OMNIBUS AGREEMENT is entered into on, and effective as of, the Offshore Closing Date (as defined herein), among Teekay Shipping Corporation, a Marshall Islands corporation ("Teekay"), Teekay GP L.L.C., a Marshall Islands limited liability company (including any permitted successors and assigns under the Teekay LNG MLP Agreement (as defined herein), "Teekay LNG General Partner"), for itself and on behalf of Teekay LNG MLP in its capacity as general partner, Teekay LNG Operating L.L.C., a Marshall Islands limited liability company ("Teekay LNG OLLC"), Teekay LNG Partners L.P., a Marshall Islands limited partnership ("Teekay LNG MLP"), Teekay Offshore GP L.L.C., a Marshall Islands limited liability company (including any permitted successors and assigns under the Teekay Offshore MLP Agreement (as defined herein), "Teekay Offshore General Partner"), for itself and on behalf of the Teekay Offshore MLP in its capacity as general partner, Teekay Offshore Partners L.P., a Marshall Islands limited partnership ("Teekay Offshore MLP"), Teekay Offshore Operating GP L.L.C., a Marshall Islands limited liability company ("Teekay Offshore Operating General Partner"), for itself and on behalf of Teekay Offshore OLP in its capacity as general partner, and Teekay Offshore Operating L.P., a Marshall Islands limited partnership ("Teekay Offshore OLP").

                                R E C I T A L S:

         1. Teekay, Teekay LNG General Partner, Teekay LNG OLLC and Teekay LNG MLP are parties to the Omnibus Agreement dated as of May 10, 2005 (the "Original Agreement") entered into in connection with the initial public offering of common units by Teekay LNG MLP and pursuant to which such parties evidenced their understandings with respect to various matters set forth therein.

         2. Teekay Offshore MLP proposes to undertake an initial public offering of its common units and the Parties desire to enter into this Agreement to evidence their understanding with respect to the various matters set forth herein.

         3. The Conflicts Committee (as defined herein) of the board of directors of Teekay LNG General Partner and the boards of directors of Teekay, Teekay LNG General Partner and Teekay Offshore General Partner have approved the amendment and restatement of the Original Agreement as set forth in this Agreement.

         4. The Parties desire by their execution of this Agreement to evidence their understanding, as more fully set forth in Articles II, III and V, with respect to (a) those business opportunities that the Teekay Entities (as defined herein) will not pursue during the term of this Agreement and (b) the procedures whereby such business opportunities are to be offered to the LNG Partnership Group (as defined herein) or the Offshore Partnership Group (as defined herein), as applicable, and accepted or declined.

                     AMENDED AND RESTATED OMNIBUS AGREEMENT

         5. The Parties desire by their execution of this Agreement to evidence their understanding, as more fully set forth in Articles II, IV and V, with respect to (a) those business opportunities that the Offshore Partnership Group will not pursue during the term of this Agreement and (b) the procedures whereby such business opportunities are to be offered to Teekay or the LNG Partnership Group, as applicable, and accepted or declined.

         6. The Parties desire by their execution of this Agreement to evidence their understanding, as more fully set forth in Articles III, IV and V, with respect to (a) those business opportunities that the LNG Partnership Group will not pursue during the term of this Agreement and (b) the procedures whereby such business opportunities are to be offered to Teekay or the Offshore Partnership Group, as applicable, and accepted or declined.

         7. The Parties desire by their execution of this Agreement to evidence their understanding, as more fully set forth in Article VI, with respect to (a) Teekay's right of first offer relating to certain Crude Oil Assets (as defined herein), (b) Teekay LNG MLP's right of first offer relating to certain LNG Assets (as defined herein) and (c) Teekay Offshore MLP's right of first offer relating to certain Offshore Assets (as defined herein).

         8. The Parties desire by their execution of this Agreement to evidence their understanding, as more fully set forth in Article VII, with respect to certain indemnification obligations of Teekay.

         In consideration of the premises and the covenants, conditions, and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

                  1.1 DEFINITIONS.

         As used in this Agreement, the following terms shall have the respective meanings set forth below:

         "Affiliate" means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

         "Aframax Assets" means the Aframax tankers included in Teekay Offshore OLP as of the Offshore Closing Date and any Replacement Aframax Assets relating to such original Aframax tankers.

                     AMENDED AND RESTATED OMNIBUS AGREEMENT

         "Agreement" means this Amended and Restated Omnibus Agreement, as it may be amended, modified, or supplemented from time to time in accordance with
Section 8.6 hereof.

         "Acquiring Party" has the meaning given such term in Section 5.1(a).

         "Bid LNG Assets" has the meaning given such term in Section 2.2(b).

         "Bid Offshore Assets" has the meaning given such term in Section
3.2(c).

         "Break-up Costs" means the aggregate amount of any and all additional taxes and other similar costs to (a) the Teekay Entities or the Offshore Partnership Group, as applicable, that would be required to transfer LNG Assets acquired by the Teekay Entities or the Offshore Partnership Group as part of a larger transaction to an LNG Partnership Group Member pursuant to Section 2.2(a), (b) the LNG Partnership Group or the Offshore Partnership Group, as applicable, that would be required to transfer Crude Oil Assets acquired by the LNG Partnership Group or the Offshore Partnership Group as part of a larger transaction to a Teekay Entity pursuant to Section 4.2(c) or (c) the Teekay Entities or the LNG Partnership Group, as applicable, that would be required to transfer Offshore Assets acquired by the Teekay Entities or the LNG Partnership Group as part of a larger transaction to an Offshore Partnership Group Member pursuant to Section 3.2(b).

         "Change of Control" means, with respect to any Person (the "Applicable Person"), any of the following events: (a) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the Applicable Person's assets to any other Person, unless immediately following such sale, lease, exchange or other transfer such assets are owned, directly or indirectly, by the Applicable Person; (b) the consolidation or merger of the Applicable Person with or into another Person pursuant to a transaction in which the outstanding Voting Securities of the Applicable Person are changed into or exchanged for cash, securities or other property, other than any such transaction where (i) the outstanding Voting Securities of the Applicable Person are changed into or exchanged for Voting Securities of the surviving Person or its parent and (ii) the holders of the Voting Securities of the Applicable Person immediately prior to such transaction own, directly or indirectly, not less than a majority of the outstanding Voting Securities of the surviving Person or its parent immediately after such transaction; and (c) a "person" or "group" (within the meaning of Sections 13(d) or 14(d)(2) of the Exchange Act) (other than Teekay or its Affiliates, with respect to Teekay LNG General Partner, Teekay Offshore General Partner or Teekay Offshore OLP), being or becoming the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of more than 50% of all of the then outstanding Voting Securities of the Applicable Person, except in a merger or consolidation which would not constitute a Change of Control under clause (b) above.

         "Conflicts Committee" means the Conflicts Committee of the board of directors of Teekay LNG General Partner or Teekay Offshore General Partner, as applicable.

                     AMENDED AND RESTATED OMNIBUS AGREEMENT

         "Contribution Assets" means the LNG Contribution Assets or the Offshore Contribution Assets, as applicable.

         "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

         "Covered Environmental Losses" means all environmental and toxic tort Losses suffered or incurred by the LNG Partnership Group or the Offshore Partnership Group, as applicable, by reason of or arising out of:

         (i) any violation or correction of violation of Environmental Laws; or

         (ii) any event or condition associated with ownership or operation by the Teekay Entities of the LNG Contribution Assets, with respect to the LNG Partnership Group, or the Offshore Contribution Assets, with respect to the Offshore Partnership Group (including, without limitation, the presence of Hazardous Substances on, under, about or migrating to or from the LNG Contribution Assets or the Offshore Contribution Assets or the disposal or release of Hazardous Substances generated by operation of the LNG Contribution Assets or the Offshore Contribution Assets, as applicable), including, without limitation, (A) the cost and expense of any investigation, assessment, evaluation, monitoring, containment, cleanup, repair, restoration, remediation or other corrective action required or necessary under Environmental Laws, (B) the cost or expense of the preparation and implementation of any closure, remedial, corrective action or other plans required or necessary under Environmental Laws and (C) the cost and expense for any environmental or toxic tort pre-trial, trial or appellate legal or litigation support work;

but only to the extent that such violation complained of under clause (i), or such events or conditions included in clause (ii), occurred before the LNG Closing Date, with respect to the LNG Contribution Assets, or the Offshore Closing Date, with respect to the Offshore Contribution Assets; and provided that in no event shall Losses to the extent arising from a change in any Environmental Law after the LNG Closing Date or the Offshore Closing Date, as applicable, be deemed "Covered Environmental Losses."

         "Crude Oil Assets" means crude oil tankers and related charters, excluding any crude oil tankers and related charters that constitute Offshore Assets.

         "Crude Oil Restricted Business" has the meaning given such term in
Section 4.1.

         "Environmental Laws" means all U.S. federal, state and local and all foreign laws, statutes, rules, regulations, orders, judgments and ordinances relating to protection of health and safety and the environment, including, without limitation, the United States federal Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act, the Clean Air Act, the Clean Water Act, the Safe Drinking Water Act, the Toxic Substances Control Act, the Oil Pollution Act of 1990, the Hazardous

                     AMENDED AND RESTATED OMNIBUS AGREEMENT

Materials Transportation Act, the Marine Mammal Protection Act, the Endangered Species Act, the National Environmental Policy Act, and other environmental conservation and protection laws, each as amended through the LNG Closing Date or the Offshore Closing Date, as applicable.

         "Event of Loss" means any of the following events: (a) the actual or constructive total loss of a Suezmax Asset or an Aframax Asset or the agreed or compromised total loss of a Suezmax Asset or an Aframax Asset; (b) the destruction of a Suezmax Asset or an Aframax Asset; (c) the damage to a Suezmax Asset or an Aframax Asset to an extent, determined in good faith by Teekay LNG General Partner's Conflicts Committee, with respect to a Suezmax Asset, or Teekay Offshore General Partner's Conflicts Committee, with respect to an Aframax Asset, within 90 days after the occurrence of such damage, as shall make repair thereof uneconomical or shall render such Suezmax Asset or Aframax Asset permanently unfit for normal use (other than obsolescence); or (d) the condemnation, confiscation, requisition, seizure, forfeiture or other taking of title to or use of a Suezmax Asset or an Aframax Asset that shall not be revoked within six months. An Event of Loss shall be deemed to have occurred: (i) in the event of the destruction or other actual total loss of a Suezmax Asset or an Aframax Asset, on the date of such loss; (ii) in the event of a constructive, agreed or compromised total loss of a Suezmax Asset or an Aframax Asset, on the date of determination of such total loss pursuant to the relevant insurance policy; (iii) in the case of any event referred to in clause (c) above, upon such determination by the applicable Conflicts Committee; or (iv) in the case of any event referred in clause (d) above, on the date six months after the occurrence of such event.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Existing Offshore Project Assets" means the following Offshore Assets: two conventional crude oil tankers (the Navion Bergen and the Navion Gothenburg) that Teekay currently is converting to shuttle tankers and one floating storage and offtake unit (the Dampier Spirit) currently being upgraded.

         "First Offer Negotiation Period" has the meaning given such term in
Section 6.2.

         "Fully-Built-Up Cost"" means, with respect to an LNG Asset or an Offshore Asset to be acquired or leased (pursuant to a capitalized lease obligation) by an LNG Partnership Group Member or an Offshore Partnership Group Member, respectively, the aggregate amount of all expenditures incurred (or to be incurred prior to delivery to the LNG Partnership Group Member or the Offshore Partnership Group Member) to acquire, construct and/or convert and bring such LNG Asset or Offshore Asset to the condition and location necessary for its intended use by the LNG Partnership Group Member or the Offshore Partnership Group Member, as applicable, plus a reasonable allocation of overhead costs related to the development of such project and other projects that would have been subject to the offer rights set forth in this Agreement but were not completed; provided, however, that in determining the Fully-Built-Up Cost of an Offshore Asset that is constructed or converted using a hull from Teekay's fleet (including the Existing Offshore Project Assets), such hull shall be valued at its fair market value at the time of the vessel's

                     AMENDED AND RESTATED OMNIBUS AGREEMENT
transfer by Teekay and the Fully-Built-Up Cost of such Offshore Asset (other than the hull) shall be determined as otherwise set forth in this definition.

         "Hazardous Substances" means (a) substances which contain substances defined in or regulated under applicable Environmental Laws; (b) petroleum and petroleum products, including crude oil and any fractions thereof; (c) natural gas, synthetic gas and any mixtures thereof; (d) any substances with respect to which a federal, state, foreign or local agency requires environmental investigation, monitoring, reporting or remediation; (e) any hazardous waste or solid waste, within the meaning of any Environmental Law; (f) any solid, hazardous, dangerous or toxic chemical, material, waste or substance, within the meaning of and regulated by any Environmental Law; (g) any radioactive material; and (h) any asbestos-containing materials that represent a health hazard.

         "LNG" means liquefied natural gas.

         "LNG Assets" means LNG carriers and related time charters.

         "LNG Closing Date" means May 10, 2005, the date of the closing of the initial public offering of common units representing limited partner interests in Teekay LNG MLP.

         "LNG Contribution Agreement" means that certain Contribution, Conveyance and Assumption Agreement, dated as of May 10, 2005, among Teekay, Teekay LNG General Partner, Teekay LNG MLP, Teekay LNG OLLC and Teekay Shipping Spain, S.L., together with the additional conveyance documents and instruments contemplated or referenced thereunder.

         "LNG Contribution Assets" means the assets of the Teekay LNG Partnership Group as of the LNG Closing Date.

         "LNG Partnership Entities" means Teekay LNG General Partner, Teekay LNG MLP, Teekay LNG OLLC and any Person controlled by any such entity.

         "LNG Partnership Group" means Teekay LNG MLP, Teekay LNG OLLC and any Person controlled by any such entity.

         "LNG Partnership Group Member" means any Person in the LNG Partnership Group.

         "LNG Restricted Business" has the meaning given such term in Section
2.1.

         "Losses" means losses, damages, liabilities, claims, demands, causes of action, judgments, settlements, fines, penalties, costs and expenses (including, without limitation, court costs and reasonable attorneys' and experts' fees) of any and every kind or character; provided, however, that such term shall not include any special, indirect, incidental or consequential damages.

                     AMENDED AND RESTATED OMNIBUS AGREEMENT

         "Offer" has the meaning given such term in Section 5.1(b).

         "Offered Assets" has the meaning given such term in Section 5.1(a).

         "Offeree" has the meaning given such term in Section 5.1(a).

         "Offer Period" has the meaning given such term in Section 5.1(e).

         "Offshore Assets" means (a) dynamically-positioned shuttle tankers (excluding dynamically-positioned shuttle tankers that operate in conventional crude oil tanker trades under Qualifying Contracts), (b) floating storage and offtake units, (c) floating production, storage and offloading units and (d) related time charters or contracts of affreightment.

         "Offshore Closing Date" means the date of the closing of the initial public offering of common units representing limited partner interests in Teekay Offshore MLP.

         "Offshore Contribution Agreement" means that certain Contribution, Conveyance and Assumption Agreement, dated as of the Offshore Closing Date, among Teekay, Teekay Offshore General Partner, Teekay Offshore MLP, Teekay Offshore OLP and Teekay Offshore Operating General Partner, together with the additional conveyance documents and instruments contemplated or referenced thereunder.

         "Offshore Contribution Assets" means the assets of Teekay Offshore OLP as of the Offshore Closing Date.

         "Offshore Partnership Entities" means Teekay Offshore General Partner, Teekay Offshore MLP, Teekay Offshore Operating General Partner, Teekay Offshore OLP and any Person controlled by any such entity.

         "Offshore Partnership Group" means Teekay Offshore MLP, Teekay Offshore Operating General Partner, Teekay Offshore OLP and any Person controlled by any such Person.

         "Offshore Partnership Group Member" means any Person in the Offshore Partnership Group.

         "offshore project" means any project involving the marine transportation, production, processing or storage of crude oil using Offshore Assets.

         "Offshore Restricted Business" has the meaning given such term in
Section 3.1.

         "Original Agreement" is defined in the recitals to this Agreement.

         "Parties" means the parties to this Agreement and their successors and permitted assigns.

                     AMENDED AND RESTATED OMNIBUS AGREEMENT

         "Petrojarl" means Petrojarl ASA, a Norwegian company of which Teekay owns a majority of its outstanding capital stock as of the date of this Agreement.

         "Petrojarl Excluded Assets" has the meaning given such term in Section 3.2(h).

         "Petrojarl Joint Venture Agreement" means the Joint Venture Partners' Agreement dated June 14, 2006 among Petrojarl JV AS, Teekay Petrojarl Offshore Holdings L.L.C. and Teekay Petrojarl GP L.L.C., as it may be amended, modified, or supplemented from time to time.

         "Person" means an individual, corporation, partnership, joint venture, trust, limited liability company, unincorporated organization or any other entity.

         "Potential Transferee" has the meaning given such term in Section 6.2.

         "Qualifying Contract" means a time charter or contract of affreightment with a remaining duration, excluding any extension options, of at least three years. For purposes of this definition, the duration of any life-of-field contract of affreightment shall be deemed to equal the expected remaining life of the relevant oil field as determined by Wood Mackenzie Ltd., or, if Wood Mackenzie is not available, another reasonably suitable independent entity qualified to estimate the remaining life of the relevant oil field.

         "Qualifying Petrojarl Joint Venture Offshore Projects" means projects subject to the Petrojarl Joint Venture Agreement that involve Offshore Assets that are subject to a Qualifying Contract.

         "Re-Charter" means the chartering-out of an LNG Asset, an Offshore Asset or a Crude Oil Asset pursuant to a Qualifying Contract in the event that its existing charter or contract of affreightment expires or is terminated early (including, without limitation, the chartering of any Replacement Suezmax Asset or Replacement Aframax Asset but only if the charter party for the Replacement Suezmax Asset or Replacement Aframax Asset, as applicable, is not the same charter party (or an Affiliate of such charter party) as for the replaced Suezmax Asset or Aframax Asset).

         "Replacement Aframax Assets" means any Aframax tankers that replace any Afraxmax Assets upon (a) an Event of Loss or (b) the replacement of a time-charter arrangement existing as of the Offshore Closing Date where the original Aframax Asset which was subject to such time charter has been sold or transferred due to the exercise by the charter party of its right under the time charter to cause such sale or transfer.

                     AMENDED AND RESTATED OMNIBUS AGREEMENT

         "Replacement Suezmax Assets" means any Suezmax tankers that replace any Suezmax Assets upon (a) an Event of Loss or (b) the replacement of a time-charter arrangement existing as of the LNG Closing Date where the original Suezmax Asset which was subject to such time charter has been sold or transferred due to the exercise by the charter party of its right under the time charter to cause such sale or transfer.

         "Restricted Business" means, as applicable, the LNG Restricted Business, the Offshore Restricted Business or the Crude Oil Restricted Business.

         "Retained Assets" means all right, title and interest in and to assets other than (a) the LNG Contribution Assets or (b) the Offshore Contribution Assets, as applicable.

         "Retained Liabilities" means any and all liabilities and obligations of any and every kind or character not assumed by (a) the LNG Partnership Group pursuant to the LNG Contribution Agreement or (b) the Offshore Partnership Group pursuant to the Offshore Contribution Agreement, as applicable.

         "Sale Assets" has the meaning given such term in Section 6.2.

         "Suezmax Assets" means the Suezmax tankers included in the LNG Contribution Assets and any Replacement Suezmax Assets relating to such original Suezmax tankers.

         "Teekay" is defined in the introduction to this Agreement.

         "Teekay Entities" means Teekay and any Person controlled, directly or indirectly, by Teekay other than the LNG Partnership Entities and the Offshore Partnership Entities.

         "Teekay LNG General Partner" is defined in the introduction to this Agreement.

         "Teekay LNG MLP" is defined in the introduction to this Agreement.

         "Teekay LNG MLP Agreement" means the First Amended and Restated Agreement of Limited Partnership of the Teekay LNG MLP, dated as of May 10, 2005, as amended by Amendment No. 1 dated as of May 31, 2006, as such agreement is in effect on the Offshore Closing Date, to which reference is hereby made for all purposes of this Agreement. No amendment or modification to the Teekay LNG MLP Agreement subsequent to the Offshore Closing Date shall be given effect for purposes of this Agreement unless consented to by each of the Parties to this Agreement.

         "Teekay LNG OLLC" is defined in the introduction to this Agreement.

         "Teekay Offshore General Partner" is defined in the introduction to this Agreement.

         "Teekay Offshore MLP" is defined in the introduction to this Agreement.


                     AMENDED AND RESTATED OMNIBUS AGREEMENT

         "Teekay Offshore MLP Agreement" means the First Amended and Restated Agreement of Limited Partnership of the Teekay Offshore MLP, dated as of the Offshore Closing Date, as such agreement is in effect on the Offshore Closing Date, to which reference is hereby made for all purposes of this Agreement. No amendment or modification to the Teekay Offshore MLP Agreement subsequent to the Offshore Closing Date shall be given effect for purposes of this Agreement unless consented to by each of the Parties to this Agreement.

         "Teekay Offshore OLP" is defined in the introduction to this Agreement.

         "Teekay Offshore Operating General Partner" is defined in the introduction to this Agreement.

         "Transfer" means any transfer, assignment, sale or other disposition of
(a) any LNG Assets by a Teekay Entity or an Offshore Partnership Group Member,
(b) any Offshore Assets by a Teekay Entity or an LNG Partnership Group Member, or (c) any Crude Oil Assets by an LNG Partnership Group Member or an Offshore Partnership Group Member; provided, however, that such term shall not include:
(i) transfers, assignments, sales or other dispositions from a Teekay Entity to another Teekay Entity, from an LNG Partnership Group Member to another LNG Partnership Group Member or from an Offshore Partnership Group Member to another Offshore Partnership Group Member; (ii) transfers, assignments, sales or other dispositions pursuant to the terms of any related charter, contract of affreightment or other agreement with a charter party or the party to the contract of affreightment, as applicable; (iii) transfers, assignments, sales or other dispositions pursuant to Article II, III or IV of this Agreement; (iv) grants of security interests in or mortgages or liens on such LNG Assets, Offshore Assets or Crude Oil Assets in favor of a bona fide third-party lender (but not the foreclosing of any such security interest, mortgage or lien); or
(v) transfers, assignments, sales or other dispositions by a Teekay Entity (other than Petrojarl or any Person controlled thereby) of any Offshore Assets it owns as of the date of this agreement if, at the time of the proposed transfer, assignment, sale or other disposition, the applicable Offshore Asset is not subject to a Qualifying Contract.

         "Transfer Notice" has the meaning given such term in Section 6.2.

         "Transferring Party" has the meaning given such term in Section 6.2.

         "Voting Securities" means securities of any class of Person entitling the holders thereof to vote in the election of members of the board of directors or other similar governing body of the Person.

                                   ARTICLE II
                      LNG RESTRICTED BUSINESS OPPORTUNITIES

         2.1 LNG RESTRICTED BUSINESSES. Subject to Section 8.4 and except as permitted by Section 2.2, each of the Teekay Entities and the Offshore Partnership Group Members shall

                     AMENDED AND RESTATED OMNIBUS AGREEMENT
be prohibited from engaging in or acquiring or investing in any business that owns, operates or charters LNG Assets (each an "LNG Restricted Business").

         2.2 PERMITTED EXCEPTIONS. Notwithstanding any provision of Section 2.1 to the contrary, the Teekay Entities and the Offshore Partnership Group Members may engage in the following activities under any of the following circumstances:

                  (a) the ownership, operation and/or chartering of any LNG Assets that they acquire after the date of this Agreement if:

                           (i) such LNG Assets are acquired as part of a business or package of assets in a transaction in which the fair market value of such LNG Assets represents less than a majority of the fair market value of the total assets or business acquired (fair market value as determined in good faith by the board of directors of Teekay or Teekay Offshore General Partner's Conflicts Committee, as applicable); and

                           (ii) the Teekay Entity or the Offshore Partnership Group Member has offered Teekay LNG General Partner the opportunity for any of the Teekay LNG Partnership Group Members to purchase such LNG Assets in accordance with the procedures set forth in Section 5.1 and Teekay LNG General Partner, with the approval of Teekay LNG General Partner's Conflicts Committee, has elected not to cause any Teekay LNG Partnership Group Member to purchase such LNG Assets;

                  (b) the ownership, operation and/or chartering of LNG Assets that (i) are subject to an offer to purchase by a Teekay Entity or an Offshore Partnership Group Member as described in Section 2.2(a)(ii) or (ii) subject to
Section 5.1, relate to a tender, bid or award for a proposed LNG project that a Teekay Entity has submitted or received (or hereafter submits or receives) (such LNG Assets in clause (ii) being referred to herein as "Bid LNG Assets"), in each case pending the applicable offer of such LNG Assets to Teekay LNG General Partner and Teekay LNG General Partner's determination pursuant to Section 5.1 whether to purchase the LNG Assets and, if Teekay LNG General Partner's Conflicts Committee determines to cause a Teekay LNG Partnership Group Member to purchase such LNG Assets, pending the closing of such purchase;

                  (c) the provision by Teekay Entities of ship management services relating to an LNG Restricted Business;

                  (d) the acquisition of up to a 9.9% equity ownership, voting or profit participation interest in any publicly traded Person (other than Teekay LNG MLP) that engages in an LNG Restricted Business;

                  (e) the ownership, operation and/or chartering of any LNG Assets with respect to which Teekay LNG General Partner has advised Teekay or Teekay Offshore General Partner, as applicable, that Teekay LNG General Partner has elected, with the approval of Teekay LNG

                     AMENDED AND RESTATED OMNIBUS AGREEMENT

General Partner's Conflicts Committee, not to cause a Teekay LNG Partnership Group Member to acquire (or seek to acquire); or

                  (f) the ownership, operation and/or chartering by Teekay Entities of the LNG Assets subject to the Nakilat Share Purchase Agreement dated as of May 10, 2005, between Teekay and Teekay LNG MLP if the Teekay LNG MLP fails to perform its obligations to purchase (or to cause other Teekay LNG Partnership Group Members to purchase) such LNG Assets under such agreement.

                                   ARTICLE III
                   OFFSHORE RESTRICTED BUSINESS OPPORTUNITIES

         3.1 OFFSHORE RESTRICTED BUSINESSES. Subject to Section 8.4 and except as permitted by Section 3.2, each of the Teekay Entities and the LNG Partnership Group Members shall be prohibited from engaging in or acquiring or investing in any business that owns, operates or charters Offshore Assets (each an "Offshore Restricted Business"); provided, however, that, subject to Section 6.1, nothing in this Agreement shall prohibit the LNG Partnership Group Members from owning, operating or chartering any Suezmax Assets that are hereafter converted into Offshore Assets.

         3.2 PERMITTED EXCEPTIONS. Notwithstanding any provision of Section 3.1 to the contrary, the Teekay Entities and the LNG Partnership Group Members may engage in the following activities under any of the following circumstances:

                  (a) the ownership, operation and/or chartering of Offshore Assets that are not subject to a Qualifying Contract;

                  (b) the ownership, operation and/or chartering of any Offshore Assets that they acquire after the date of this Agreement if:

                           (i) such Offshore Assets are acquired as part of a business or package of assets in a transaction in which the fair market value of such Offshore Assets represents less than a majority of the fair market value of the total assets or business acquired (fair market value as determined in good faith by the board of directors of Teekay or Teekay LNG General Partner's Conflicts Committee, as applicable); and

                           (ii) the Teekay Entity or the LNG Partnership Group Member has offered Teekay Offshore General Partner the opportunity for any of the Teekay Offshore Partnership Group Members to purchase such Offshore Assets in accordance with the procedures set forth in Section
         5.1 and Teekay Offshore General Partner, with the approval of Teekay Offshore General Partner's Conflicts Committee, has elected not to cause any Teekay Offshore Partnership Group Member to purchase such Offshore Assets;

                     AMENDED AND RESTATED OMNIBUS AGREEMENT

                  (c) the ownership, operation and/or chartering of Offshore Assets that (i) are subject to an offer to purchase by a Teekay Entity or an LNG Partnership Group Member as described in Section 3.2(b)(ii), or (ii) subject to
Section 5.1, relate to a tender, bid or award for a proposed offshore project that a Teekay Entity has submitted or received (or hereafter submits or receives), including Qualifying Petrojarl Joint Venture Offshore Projects and the Existing Offshore Project Assets (such Offshore Assets in clause (ii) being referred to herein as "Bid Offshore Assets"), in each case pending the applicable offer of such Offshore Assets to Teekay Offshore General Partner and Teekay Offshore General Partner's determination pursuant to Section 5.1 whether to purchase the Offshore Assets and, if Teekay Offshore General Partner's Conflicts Committee determines to cause a Teekay Offshore Partnership Group Member to purchase such Offshore Assets, pending the closing of such purchase;

                  (d) the provision by Teekay Entities of ship management services relating to an Offshore Restricted Business;

                  (e) the acquisition of up to a 9.9% equity ownership, voting or profit participation interest in any publicly traded Person that engages in an Offshore Restricted Business;

                  (f) the ownership, operation and/or chartering of any Offshore Assets with respect to which Teekay Offshore General Partner has advised Teekay or Teekay LNG General Partner, as applicable, that Teekay Offshore General Partner has elected, with the approval of Teekay Offshore General Partner's Conflicts Committee, not to cause a Teekay Offshore Partnership Group Member to acquire (or seek to acquire);

                  (g) the ownership by Teekay Entities of (i) a limited partnership interest in Teekay Offshore OLP, (ii) interests in Teekay Offshore MLP and (iii), subject to Section 3.2(h), interests in Petrojarl;

                  (h) (i) prior to Teekay Entities owning 100% of Petrojarl, the ownership, operation and/or chartering by Petrojarl or its controlled affiliates of (A) the Offshore Assets owned, operated and/or chartered by Petrojarl or its controlled affiliates as of the Offshore Closing Date ("Petrojarl Excluded Assets") or (B) interests in Qualifying Petrojarl Joint Venture Offshore Projects and (ii) subject to Section 5.1, following the acquisition by the Teekay Entities of 100% of Petrojarl, the ownership, operation and/or chartering by Petrojarl or its controlled affiliates of Offshore Assets then subject to Qualifying Contracts (including interests in Qualifying Petrojarl Joint Venture Offshore Projects) pending the applicable offer of such Offshore Assets to Teekay Offshore General Partner and Teekay Offshore General Partner's determination pursuant to Section 5.1 whether to purchase such Offshore Assets and, if Teekay Offshore General Partner's Conflicts Committee determines to cause an Offshore Partnership Group Member to purchase such Offshore Assets, pending the closing of such purchase.

                     AMENDED AND RESTATED OMNIBUS AGREEMENT

                                   ARTICLE IV
                   CRUDE OIL RESTRICTED BUSINESS OPPORTUNITIES

         4.1 CRUDE OIL RESTRICTED BUSINESSES. Subject to Section 8.4 and except as permitted by Section 4.2, each LNG Partnership Group Member and each Offshore Partnership Group Member shall be prohibited from engaging in or acquiring or investing in any business that owns, operates or charters Crude Oil Assets (each a "Crude Oil Restricted Business").

         4.2 PERMITTED EXCEPTIONS. Notwithstanding any provision of Section 4.1 to the contrary, the LNG Partnership Group Members and the Offshore Partnership Group Members may engage in the following activities under any of the following circumstances:

                  (a) the LNG Partnership Group Members may engage in the ownership, operation and/or chartering of any of the Suezmax Assets, including any Replacement Suezmax Assets;

                  (b) the Offshore Partnership Group Members may engage in the ownership, operation and/or chartering of any of the Aframax Assets, including any Replacement Aframax Assets;

                  (c) the ownership, operation and/or chartering of any Crude Oil Assets that it acquires after the date of this Agreement if:

                           (i) such Crude Oil Assets are acquired as part of a business or package of assets in a transaction in which the fair market value of such Crude Oil Assets represents less than a majority of the fair market value of the total assets or business acquired (fair market value as determined in good faith by the Conflicts Committee of the board of directors of Teekay LNG General Partner or Teekay Offshore General Partner, as applicable); and

                           (ii) the LNG Partnership Group Member or Offshore Partnership Group Member, as applicable, has offered Teekay the opportunity for Teekay or any other Teekay Entity to purchase such Crude Oil Assets in accordance with the procedures set forth in Section
         5.1 and Teekay has elected not to purchase and not to cause another Teekay Entity to purchase such Crude Oil Assets;

                  (d) the ownership, operation and/or chartering of Crude Oil Assets that are subject to an offer by an LNG Partnership Group Member or an Offshore Partnership Group Member as described in Section 4.2(c) pending Teekay's determination whether to purchase the Crude Oil Assets and, if Teekay determines to cause a Teekay Entity to purchase such Crude Oil Assets, pending the closing of such purchase;

                  (e) the acquisition of up to a 9.9% equity ownership, voting or profit participation interest in any publicly traded Person that engages in a Crude Oil Restricted Business; or

                     AMENDED AND RESTATED OMNIBUS AGREEMENT

                  (f) the ownership, operation and/or chartering by an LNG Partnership Group Member or an Offshore Partnership Group Member of any Crude Oil Assets with respect to which Teekay has previously advised Teekay LNG General Partner or Teekay Offshore General Partner, as applicable, that Teekay has elected not to cause a Teekay Entity to acquire (or seek to acquire).

                                    ARTICLE V
                        BUSINESS OPPORTUNITIES PROCEDURES

         5.1 PROCEDURES. (a) In the event that (i) an LNG Partnership Group Member or an Offshore Partnership Group Member acquires Crude Oil Assets as part of a larger transaction in accordance with Section 4.2(c), (ii) a Teekay Entity or an Offshore Partnership Group Member acquires LNG Assets as part of a larger transaction in accordance with Section 2.2(a), (iii) a Teekay Entity or an LNG Partnership Group Member acquires Offshore Assets as part of a larger transaction in accordance with Section 3.2(b), (iv) a Teekay Entity is awarded a contract for the transportation requirements for all or any portion of any proposed LNG project or offshore project for which a Teekay Entity has tendered or submitted a bid (and, with respect to Offshore Assets, the contract is a Qualifying Contract), including, without limitation, the projects to be served by the Existing Offshore Project Assets, (v) the Teekay Entities acquire 100% ownership of Petrojarl or (vi) a Teekay Entity proposes to Re-Charters any LNG Assets or Offshore Assets (including any Petrojarl Excluded Assets once the Teekay entities acquire 100% ownership of Petrojarl), then:

                  (x) in the case of clause (i), (ii), (iii), (v) or (vi) above, not later than 30 days after the consummation of the acquisition or the proposed Re-Chartering of any Offshore Assets; provided, however, that such period shall be 365 days for acquisitions of Offshore Assets by any Teekay Entities or any LNG Partnership Group Members or the acquisition of 100% ownership of Petrojarl by any Teekay Entities; or

                  (y) in the case of clause (iv) above, not later than 180 days before the scheduled delivery date of the relevant Bid LNG Asset or 365 days after the delivery date of the relevant Bid Offshore Asset, such acquiring party or such party proposing to Re-Charter the LNG Assets or Offshore Assets (as applicable, the "Acquiring Party") shall notify (A) Teekay, in the case of an acquisition by an LNG Partnership Group Member or an Offshore Partnership Group Member of Crude Oil Assets, (B) Teekay LNG General Partner, in the case of (x) an acquisition by a Teekay Entity or an Offshore Partnership Group Member of LNG Assets, (y) a proposed acquisition of Bid LNG Assets or (z) the proposed Re-Chartering by a Teekay Entity of LNG Assets or (C) Teekay Offshore General Partner, in the case of (w) an acquisition by a Teekay Entity or an LNG Partnership Group Member of Offshore Assets, (x) a proposed acquisition of Bid Offshore Assets, (y) the acquisition of 100% ownership of Petrojarl or (z) the proposed Re-Chartering by a Teekay Entity of Offshore Assets, in each case of such acquisition (or proposed acquisition) or proposed Re-Chartering, and offer such party to be notified (each an "Offeree") the opportunity

                     AMENDED AND RESTATED OMNIBUS AGREEMENT
for the Offeree (or, in the case of Teekay, Teekay LNG General Partner or Teekay Offshore General Partner, any other Teekay Entity, LNG Partnership Group Member or Teekay Offshore Partnership Group Member, respectively) to purchase such Crude Oil Assets, LNG Assets, Bid LNG Assets, Bid Offshore Assets or Offshore Assets, including, with respect to Petrojarl, Offshore Assets subject to Qualifying Contracts at the time Teekay acquires 100% ownership of Petrojarl (including any Petrojarl interest in a joint venture that owns, operates or charters an Offshore Asset subject to a Qualifying Contract), as applicable (the "Offered Assets").

                  (b) The purchase price for any Offered Assets pursuant to
Section 5.1(a) above shall be (i) the Offered Assets' fair market value (plus any Break-up Costs), in the case of Section 5.1(a)(i), (ii), (iii), (v) or (vi) or (ii) the Offered Assets' Fully-Built-Up Cost, in the case of Section 5.1(a)(iv) or for Existing Offshore Project Assets, in each case on commercially reasonable terms in accordance with this Section (the "Offer").

                  (c) The Offer shall set forth the Acquiring Party's proposed terms relating to the purchase of the Offered Assets by the Offeree (or, in the case of Teekay, Teekay LNG General Partner or Teekay Offshore General Partner, any other Teekay Entity, LNG Partnership Group Member or Offshore Partnership Group Member, respectively), including any liabilities to be assumed by the Offeree as part of the Offer.

                  (d) As soon as practicable after the Offer is made, the Acquiring Party will deliver to the Offeree all information prepared by or on behalf of or in the possession of such Acquiring Party relating to the Offered Assets and reasonably requested by the Offeree. As soon as practicable, but in any event, within 90 days after receipt of such notification (30 days in the case of a proposed Re-Chartering of LNG Assets or Offshore Assets), the Offeree shall notify the Acquiring Party in writing that either:

                           (i) the Offeree (with the concurrence of the applicable Conflicts Committee if the Offeree is Teekay LNG General Partner or Teekay Offshore General Partner) has elected not to purchase (or not to cause any of its permitted Affiliates to purchase) such Offered Assets, in which event the Acquiring Party and its Affiliates shall, subject to the other terms of this Agreement (including, without limitation, this Section 5.1 and Article VI in connection with any subsequently proposed Re-Chartering by a Teekay Entity of any LNG Assets or Offshore Assets), be forever free to continue to own, operate and charter such Offered Assets or, with respect to any proposed Re-Chartering of LNG Assets or Offshore Assets, be free to Re-Charter the LNG Assets or Offshore Assets in such instance as provided in
         Article VI; or

                           (ii) the Offeree (with the concurrence of the applicable Conflicts Committee if the Offeree is Teekay LNG General Partner or Teekay Offshore General Partner) has elected to purchase (or to cause any of its permitted Affiliates to purchase) such Offered Assets, in which event the procedures set forth in Section 5.1(e) below shall be followed.

                     AMENDED AND RESTATED OMNIBUS AGREEMENT

                  (e) In the event of a proposed purchase pursuant to Section 5.1(d)(ii):

                           (i) After the receipt of the Offer by the Offeree, the Acquiring Party and the Offeree shall determine the fair market value (and any Break-up Costs) or the Fully-Built-Up Cost, as applicable, of the Offered Assets that are subject to the Offer and the other terms of the Offer on which the Offered Assets will be sold to the Offeree. If the Acquiring Party and the Offeree agree (with the concurrence of the applicable Conflicts Committee) on the fair market value (and any Break-up Costs) or the Fully-Built-Up Cost, as applicable, of the Offered Assets that are subject to the Offer and the other terms of the Offer during the 30-day period after receipt by the Acquiring Party of the Offeree's election to purchase (or to cause any permitted Affiliate of the Offeree to purchase) the Offered Assets (the "Offer Period"), the Offeree shall purchase (or cause any of its permitted Affiliates to purchase) the Offered Assets on such terms as soon as commercially practicable after such agreement has been reached.

                           (ii) If the Acquiring Party and the Offeree are unable to agree on the fair market value (and any Break-up Costs) or the Fully-Built-Up Cost, as applicable, of the Offered Assets that are subject to the Offer or on any other terms of the Offer during the Offer Period, the Acquiring Party and the Offeree will engage an independent ship broker and/or an independent investment banking firm prior to the end of the Offer Period to determine the fair market value (and any Break-up Costs) or the Fully-Built-Up Cost, as applicable, of the Offered Assets and/or the other terms on which the Acquiring Party and the Offeree are unable to agree. In determining the fair market value or the Fully-Built-Up Cost of the Offered Assets and other terms on which the Offered Assets are to be sold, the ship broker or investment banking firm, as applicable, will have access to the proposed sale and purchase values and terms for the Offer submitted by the Acquiring Party and the Offeree, respectively, and to all information prepared by or on behalf of the Acquiring Party relating to the Offered Assets and reasonably requested by such ship broker or investment banking firm. Such ship broker or investment banking firm will determine the fair market value (and any Break-up Costs) or Fully-Built-Up Cost of the Offered Assets and/or the other terms on which the Acquiring Party and the Offeree are unable to agree within 60 days of its engagement and furnish the Acquiring Party and the Offeree its determination. The fees and expenses of the ship broker or investment banking firm, as applicable, will be divided equally between the Acquiring Party and the Offeree. Upon receipt of such determination, the Offeree will have the option, but not the obligation, to (with the concurrence of the applicable Conflicts Committee if the Offeree is Teekay LNG General Partner or Teekay Offshore General Partner):

                                    (x) purchase the Offered Assets for the fair
                  market value (and any Break-up Costs) or Fully-Built-Up Cost, as applicable, and on the other terms determined by the ship broker or investment banking firm, as soon as commercially practicable after determinations have been made; or

                     AMENDED AND RESTATED OMNIBUS AGREEMENT

                                    (y) elect not to purchase such Offered
                  Assets, in which event the Acquiring Party and its Affiliates shall, subject to the other terms of this Agreement (including, without limitation, this Section 5.1 and Article VI in connection with any subsequently proposed Re-Chartering by a Teekay Entity of any LNG Assets or Offshore Assets), be forever free to continue to own, operate and/or charter such Offered Assets or, with respect to any proposed Re-Chartering of LNG Assets or Offshore Assets, be free to Re-Charter the LNG Assets or Offshore Assets in such instance as provided in
                  Article VI.

         5.2 SCOPE OF PROHIBITION. If any Party or its Affiliates engages in a Restricted Business pursuant to any of the exceptions described in Section 2.2,
3.2 or 4.2, as applicable, the Party and its Affiliates may not subsequently expand that portion of their business other than pursuant to the exceptions contained in such Sections 2.2, 3.2 or 4.2. Except as otherwise provided in this Agreement, the Teekay LNG MLP Agreement and the Teekay Offshore MLP Agreement, each Party and its Affiliates shall be free to engage in any business activity whatsoever, including those that may be in direct competition with the Teekay Entities, the LNG Partnership Group or the Offshore Partnership Group.

         5.3 ENFORCEMENT. Each Party agrees and acknowledges that the other Parties do not have an adequate remedy at law for the breach by any such Party of its covenants and agreements set forth in this Article V, and that any breach by any such Party of its covenants and agreements set forth in this Article V would result in irreparable injury to such other Parties. Each Party further agrees and acknowledges that any other Party may, in addition to the other remedies which may be available to such other Party, file a suit in equity to enjoin such Party from such breach, and consent to the issuance of injunctive relief to enforce the provisions of this Article V of this Agreement.

                                   ARTICLE VI
                              RIGHTS OF FIRST OFFER

         6.1      RIGHTS OF FIRST OFFER.

                  (a) The LNG Partnership Group hereby grants (i) Teekay a right of first offer on any proposed Transfer or Re-Charter by any LNG Partnership Group Member of any Crude Oil Assets owned or acquired by any LNG Partnership Group Member and (ii) Teekay Offshore MLP a right of first offer on any proposed Transfer or Re-Charter by any LNG Partnership Group Member of any Offshore Assets owned or acquired by any LNG Partnership Group Member. The Offshore Partnership Group hereby grants (i) Teekay a right of first offer on any proposed Transfer or Re-Charter by any Offshore Partnership Group Member of any Crude Oil Assets owned or acquired by any Offshore Partnership Group Member and
(ii) Teekay LNG General Partner a right of first offer on any proposed Transfer or Re-Charter by any Offshore Partnership Group Member of any LNG Assets owned or acquired by any Offshore Partnership Group Member. The Teekay Entities hereby grant (i) Teekay LNG MLP a right of first offer on any proposed Transfer or, subject to Section 5.1, Re-Charter of any LNG Assets owned or

                     AMENDED AND RESTATED OMNIBUS AGREEMENT
acquired by any Teekay Entity and (ii) Teekay Offshore MLP a right of first offer on any proposed Transfer or, subject to Section 5.1, Re-Charter of any Offshore Assets owned or acquired by any Teekay Entity.

                  (b) The Parties acknowledge that all potential Transfers or Re-Charters of Crude Oil Assets, LNG Assets or Offshore Assets pursuant to this
Article VI are subject to obtaining any and all written consents of governmental authorities and other non-affiliated third parties and to the terms of all existing agreements in respect of such Crude Oil Assets, LNG Assets or Offshore Assets, as applicable.

         6.2 PROCEDURES FOR RIGHTS OF FIRST OFFER. In the event that an LNG Partnership Group Member, an Offshore Partnership Group Member or a Teekay Entity (as applicable, the "Transferring Party") proposes to Transfer or Re-Charter any Crude Oil Assets, LNG Assets or Offshore Assets, as applicable (the "Sale Assets"), prior to engaging in any negotiation for such Transfer or Re-Charter with any non-affiliated third party or otherwise offering to Transfer or Re-Charter the Sale Assets to any non-affiliated third party, such Transferring Party shall give Teekay, Teekay LNG MLP or Teekay Offshore MLP, as applicable (the "Potential Transferee"), written notice setting forth all material terms and conditions (including, without limitation, the purchase price (in the event of a Transfer) or the terms of the charter agreement (in the event of a Re-Charter) and a description of the Sale Asset(s) on which such Transferring Party desires to Transfer or Re-Charter the Sale Assets (the "Transfer Notice"). The material terms set forth in the Transfer Notice shall have been approved, in any case where an LNG Partnership Group Member or an Offshore Partnership Group Member is the Transferring Party, by the applicable Conflicts Committee of Teekay LNG General Partner or Teekay Offshore General Partner. Subject to Section 5.1 with respect to any proposed Re-Charter by a Teekay Entity of any LNG Assets or Offshore Assets, the Transferring Party then shall be obligated to negotiate in good faith for a 30-day period following the delivery by the Transferring Party of the Transfer Notice (the "First Offer Negotiation Period") to reach an agreement for the Transfer or Re-Charter of such Sale Assets to the Potential Transferee or any of its Affiliates on the terms and conditions set forth in the Transfer Notice. Subject to Section 5.1 with respect to any proposed Re-Charter by a Teekay Entity of any LNG Assets or Offshore Assets, if no such agreement with respect to the Sale Assets is reached during the First Offer Negotiation Period, and the Transferring Party has not Transferred or Re-Chartered, or agreed in writing to Transfer or Re-Charter, such Sale Assets to a third party within 180 days after the end of the First Offer Negotiation Period on terms generally no less favorable to the Transferring Party than those included in the Transfer Notice, then the Transferring Party shall not thereafter Transfer or Re-Charter any of the Sale Assets without first offering such assets to the applicable Potential Transferee in the manner provided above.

                     AMENDED AND RESTATED OMNIBUS AGREEMENT

                                   ARTICLE VII
                                 INDEMNIFICATION

         7.1 TEEKAY INDEMNIFICATION. Subject to the provisions of Section 7.2 and Section 7.3, Teekay shall indemnify, defend and hold harmless the LNG Partnership Group and the Offshore Partnership Group, respectively, from and against: (a) any Covered Environmental Losses relating to the applicable Contribution Assets and events, circumstances or conditions existing prior to or on the LNG Closing Date or the Offshore Closing Date, respectively, to the extent that Teekay is notified by Teekay LNG General Partner or Teekay Offshore General Partner of any such Covered Environmental Losses within five (5) years after the LNG Closing Date or the Offshore Closing Date, as applicable; (b) Losses to the Teekay LNG Partnership Group or the Teekay Offshore Partnership Group, as applicable, arising from (i) the failure of (A) the LNG Partnership Group, immediately after the LNG Closing Date, or (B) the Offshore Partnership Group, immediately after the Offshore Closing Date, to be the owner of such valid leasehold interests or fee ownership interests in and to the applicable Contribution Assets as are necessary to enable the LNG Partnership Entities or the Offshore Partnership Entities to own and operate such Contribution Assets in substantially the same manner that such Contribution Assets were owned and operated by the Teekay Entities immediately prior to the LNG Closing Date or the Offshore Closing Date, as applicable, or (ii) the failure of (A) the LNG Partnership Entities to have on the LNG Closing Date or (B) the Offshore Partnership Entities to have on the Offshore Closing Date, as applicable, any consent or governmental permit necessary to allow the LNG Partnership Entities or the Offshore Partnership Entities, as applicable, to own or operate the applicable Contribution Assets in substantially the same manner that such Contribution Assets were owned and operated by the Teekay Entities immediately prior to the LNG Closing Date or the Offshore Closing Date, as applicable, in each of clauses (i) and (ii) above, to the extent that Teekay is notified by Teekay LNG General Partner or Teekay Offshore General Partner of such Losses within three (3) years after the LNG Closing Date or the Offshore Closing Date, as applicable; (c) all U.S. federal, state and local and all foreign income tax liabilities attributable to the operation of the applicable Contribution Assets prior to the LNG Closing Date or the Offshore Closing Date, as applicable, including any such income tax liabilities of the Teekay Entities that may result from the consummation of the formation transactions for the LNG Partnership Group and Teekay LNG General Partner or the Offshore Partnership Group and Teekay Offshore General Partner, as applicable, but excluding any U.S. federal, state and local and any foreign income taxes reserved on the books of the LNG Partnership Group on the LNG Closing Date or of the Offshore Partnership Group as of the Offshore Closing Date; (d) any events or conditions attributable to or associated with ownership or operation of the Retained Assets, whether occurring before or after the LNG Closing Date or the Offshore Closing Date; and (e) any Retained Liabilities.

         7.2      LIMITATION REGARDING INDEMNIFICATION.

         (a) The aggregate liability of Teekay under Section 7.1(a) above in connection with the LNG Partnership Group and the LNG Contribution Assets shall not exceed $10 million.

                     AMENDED AND RESTATED OMNIBUS AGREEMENT

Furthermore, no claim may be made against Teekay for indemnification pursuant to
Section 7.1(a) in connection with the LNG Partnership Group and the LNG Contribution Assets unless the aggregate dollar amount of all claims for indemnification by the LNG Partnership Group pursuant to such section shall exceed $500,000, in which case Teekay shall be liable for claims for indemnification only to the extent such aggregate amount exceeds $500,000.

         (b) The aggregate liability of Teekay under Section 7.1(a) above in connection with the Offshore Partnership Group and the Offshore Contribution Assets shall not exceed $10 million. Furthermore, no claim may be made against Teekay for indemnification pursuant to Section 7.1(a) in connection with the Offshore Partnership Group and the Offshore Contribution Assets unless the aggregate dollar amount of all claims for indemnification by the Offshore Partnership Group pursuant to such section shall exceed $500,000, in which case Teekay shall be liable for claims for indemnification only to the extent such aggregate amount exceeds $500,000.

         7.3      INDEMNIFICATION PROCEDURES.

                  (a) The LNG Partnership Group Members and the Offshore Partnership Group Members agree that within a reasonable period of time after they become aware of facts giving rise to a claim for indemnification pursuant to Section 7.1, they will provide notice thereof in writing to Teekay specifying the nature of and specific basis for such claim.

                  (b) Teekay shall have the right to control all aspects of the defense of (and any counterclaims with respect to) any claims of third parties brought against the LNG Partnership Group or the Offshore Partnership Group that are covered by the indemnification set forth in Section 7.1, including, without limitation, the selection of counsel, determination of whether to appeal any decision of any court and the settling of any such matter or any issues relating thereto; provided, however, that no such settlement shall be entered into without the consent (which consent shall not be unreasonably withheld) of Teekay LNG General Partner, on behalf of the LNG Partnership Group, or Teekay Offshore General Partner, on behalf of the Offshore Partnership Group, as applicable (with the concurrence of the applicable Conflicts Committee), unless it includes a full release of the LNG Partnership Group or the Offshore Partnership Group, as applicable, from such matter or issues, as the case may be.

                  (c) The LNG Partnership Group Members and the Offshore Partnership Group Members agree to cooperate fully with Teekay with respect to all aspects of the defense of any claims covered by the indemnification set forth in Section 7.1, including, without limitation, the prompt furnishing to Teekay of any correspondence or other notice relating thereto that the LNG Partnership Group or the Offshore Partnership Group may receive, permitting the names of the members of the LNG Partnership Group or the Offshore Partnership Group, as applicable, to be utilized in connection with such defense, the making available to Teekay of any files, records or other information of the LNG Partnership Group or the Offshore Partnership Group that Teekay considers relevant to such defense and the making available to Teekay of any employees of the LNG Partnership Group or the Offshore Partnership Group, as applicable; provided, however, that in connection therewith Teekay agrees to use reasonable efforts to minimize the impact

                     AMENDED AND RESTATED OMNIBUS AGREEMENT
thereof on the operations of the LNG Partnership Group and the Offshore Partnership Group and further agrees to maintain the confidentiality of all files, records and other information furnished by an LNG Partnership Group Member or an Offshore Partnership Group Member pursuant to this Section 7.3. In no event shall the obligation of the LNG Partnership Group or the Offshore Partnership Group, as applicable, to cooperate with Teekay as set forth in the immediately preceding sentence be construed as imposing upon the LNG Partnership Group or the Offshore Partnership Group an obligation to hire and pay for counsel in connection with the defense of any claims covered by the indemnification set forth in this Article VII; provided, however, that the LNG Partnership Group Members and the Offshore Partnership Group Members, respectively, may, at their own option, cost and expense, hire and pay for counsel in connection with any such defense. Teekay agrees to keep any such counsel hired by the LNG Partnership Group or the Offshore Partnership Group reasonably informed as to the status of any such defense (including providing such counsel with such information related to any such defense as such counsel may reasonably request) but Teekay shall have the right to retain sole control over such defense.

                  (d) In determining the amount of any Loss for which any of the members of the LNG Partnership Group or the Offshore Partnership Group, as applicable, are entitled to indemnification under this Agreement, the gross amount of the indemnification will be reduced by (i) any insurance proceeds realized by the LNG Partnership Group or the Offshore Partnership Group, as applicable, and such correlative insurance benefit shall be net of any incremental insurance premium that becomes due and payable by the LNG Partnership Group or the Offshore Partnership Group as a result of such claim, and (ii) all amounts recovered by the LNG Partnership Group or the Offshore Partnership Group, as applicable, under contractual indemnities from third Persons. Teekay LNG MLP and Teekay Offshore MLP each hereby agrees to use commercially reasonable efforts to realize any applicable insurance proceeds or amounts recoverable under such contractual indemnities; provided, however, that the costs and expenses (including, without limitation, court costs and reasonable attorneys' fees) of the LNG Partnership Group or the Offshore Partnership Group, as applicable, in connection with such efforts shall be promptly reimbursed by Teekay in advance of any determination of whether such insurance proceeds or other amounts will be recoverable.

                                  ARTICLE VIII
                                  MISCELLANEOUS

         8.1 CHOICE OF LAW; SUBMISSION TO JURISDICTION. This Agreement shall be subject to and governed by the laws of the State of New York, excluding any conflicts-of-law rule or principle that might refer the construction or interpretation of this Agreement to the laws of another jurisdiction. Each party hereby submits to the jurisdiction of the state and federal courts located in the State of New York and to venue in New York, New York.

         8.2 NOTICE. All notices or requests or consents provided for or permitted to be given pursuant to this Agreement must be in writing and must be given by depositing same in the mail,

                     AMENDED AND RESTATED OMNIBUS AGREEMENT
addressed to the Person to be notified, postpaid, and registered or certified with return receipt requested or by delivering such notice in person or by private-courier, prepaid, or by telecopier to such party. Notice given by personal delivery or mail shall be effective upon actual receipt. Couriered notices shall be deemed delivered on the date the courier represents that delivery will occur. Notice given by telecopier shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours. All notices to be sent to a party pursuant to this Agreement shall be sent to or made at the address set forth below such party's signature to this Agreement, or at such other address as such party may stipulate to the other parties in the manner provided in this Section.

         8.3 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties relating to the matters contained herein, superseding all prior contracts or agreements, whether oral or written, relating to the matters contained herein, including, without limitation, the Original Agreement.

         8.4 TERMINATION. The provisions of Articles II, III, IV, V and VI of this Agreement (but not less than all of such Articles) may be terminated by (a) Teekay, with respect to all Teekay Entities, upon notice to the other Parties upon a Change of Control of Teekay, (b) Teekay LNG General Partner, with respect to the Teekay LNG Partnership Group, upon notice to the other Parties upon a Change of Control of Teekay LNG General Partner, and (c) Teekay Offshore General Partner, with respect to the Teekay Offshore Partnership Group, upon notice to the other Parties upon a Change of Control of Teekay Offshore General Partner.

         8.5 WAIVER; EFFECT OF WAIVER OR CONSENT. Any party hereto may (a) extend the time for the performance of any obligation or other act of any other party hereto or (b) waive compliance with any agreement or condition contained herein. Except as otherwise specifically provided herein, any such extension or waiver shall be valid only if set forth in a written instrument duly executed by the party or parties to be bound thereby; provided, however, that (x) Teekay LNG MLP and Teekay LNG OLLC may not, without the prior approval of Teekay LNG General Partner's Conflicts Committee, agree to any extension or waiver of this Agreement that, in the reasonable discretion of Teekay LNG General Partner, will adversely affect the holders of common units of Teekay LNG MLP and (y) Teekay Offshore MLP, Teekay Offshore Operating General Partner and Teekay Offshore OLP may not, without the prior approval of Teekay Offshore General Partner's Conflicts Committee, agree to any extension or waiver of this Agreement that, in the reasonable discretion of Teekay Offshore General Partner, will adversely affect the holders of common units of Teekay Offshore MLP. No waiver or consent, express or implied, by any party of or to any breach or default by any Person in the performance by such Person of its obligations hereunder shall be deemed or construed to be a waiver or consent of or to any other breach or default in the performance by such Person of the same or any other obligations of such Person hereunder. Failure on the part of a party to complain of any act of any Person or to declare any Person in default, irrespective of how long such failure continues, shall


                     AMENDED AND RESTATED OMNIBUS AGREEMENT
not constitute a waiver by such party of its rights hereunder until the applicable statute of limitations period has run.

         8.6 AMENDMENT OR MODIFICATION. This Agreement may be amended or modified from time to time only by the written agreement of all the parties hereto; provided, however, that (a) Teekay LNG MLP and Teekay LNG OLLC may not, without the prior approval of Teekay LNG General Partner's Conflicts Committee, agree to any amendment or modification of this Agreement that, in the reasonable discretion of Teekay LNG General Partner, will adversely affect the holders of common units of Teekay LNG MLP, and (b) Teekay Offshore MLP, Teekay Offshore Operating General Partner and Teekay Offshore OLP may not, without the prior approval of Teekay Offshore General Partner's Conflicts Committee, agree to any amendment or modification of this Agreement that, in the reasonable discretion of Teekay Offshore General Partner, will adversely affect the holders of common units of Teekay Offshore MLP.

         8.7 ASSIGNMENT. No party shall have the right to assign its rights or obligations under this Agreement without the consent of the other parties hereto.

         8.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts with the same effect as if all signatory parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

         8.9 SEVERABILITY. If any provision of this Agreement or the application thereof to any Person or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

         8.10 GENDER, PARTS, ARTICLES AND SECTIONS. Whenever the context requires, the gender of all words used in this Agreement shall include the masculine, feminine and neuter, and the number of all words shall include the singular and plural. All references to Article numbers and Section numbers refer to Articles and Sections of this Agreement.

         8.11 FURTHER ASSURANCES. In connection with this Agreement and all transactions contemplated by this Agreement, each signatory party hereto agrees to execute and deliver such additional documents and instruments and to perform such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions and conditions of this Agreement and all such transactions.

         8.12 WITHHOLDING OR GRANTING OF CONSENT. Each party may, with respect to any consent or approval that it is entitled to grant pursuant to this Agreement, grant or withhold such consent or approval in its sole and uncontrolled discretion, with or without cause, and subject to such conditions as it shall deem appropriate.

         8.13 LAWS AND REGULATIONS. Notwithstanding any provision of this Agreement to the contrary, no party to this Agreement shall be required to take any act, or fail to take any act,

                     AMENDED AND RESTATED OMNIBUS AGREEMENT
under this Agreement if the effect thereof would be to cause such party to be in violation of any applicable law, statute, rule or regulation.

         8.14 NEGOTIATION OF RIGHTS OF TEEKAY, LIMITED PARTNERS, ASSIGNEES, AND THIRD PARTIES. The provisions of this Agreement are enforceable solely by the parties to this Agreement, and no shareholder of Teekay and no limited partner, member, assignee or other Person of Teekay LNG MLP, Teekay LNG OLLC, Teekay Offshore MLP, Teekay Offshore Operating General Partner or Teekay Offshore OLP shall have the right, separate and apart from Teekay, Teekay LNG MLP, Teekay LNG OLLC, Teekay Offshore MLP, Teekay Offshore Operating General Partner or Teekay Offshore OLP, to enforce any provision of this Agreement or to compel any party to this Agreement to comply with the terms of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

                      AMENDED AND RESTATED OMNIBUS AGREEMENT

         IN WITNESS WHEREOF, the Parties have executed this Amended and Restated Omnibus Agreement on, and effective as of, the Offshore Closing Date.


                         TEEKAY SHIPPING CORPORATION


                         By:
                                ----------------------------------------------
                                Name:  Peter Evensen
                                Title:  Executive Vice President and Chief
                                Financial Officer

                         Address for Notice:

                         Bayside House, Bayside Executive Park
                         West Bay Street and Blake Road
                         P.O. Box AP-59213
                         Nassau, Commonwealth of the Bahamas
                         Phone:  (242) 502-8820


                         TEEKAY GP L.L.C.


                         By:
                                ----------------------------------------------
                                Name:  Peter Evensen
                                Title:  Chief Executive Officer and Chief
                                Financial Officer

                         Address for Notice:

                         Bayside House, Bayside Executive Park
                         West Bay Street and Blake Road
                         P.O. Box AP-59213
                         Nassau, Commonwealth of the Bahamas
                         Phone:  (242) 502-8820


                     AMENDED AND RESTATED OMNIBUS AGREEMENT
                                 SIGNATURE PAGE

                         TEEKAY LNG OPERATING L.L.C.

                         By:    Teekay LNG Partners L.P.,
                                its sole member

                                By:   Teekay GP L.L.C.,
                                      its general partner


                                By:
                                      ----------------------------------------
                                      Name:  Peter Evensen
                                      Title:  Chief Executive Officer and Chief
                                      Financial Officer


                         Address for Notice:

                         Bayside House, Bayside Executive Park
                         West Bay Street and Blake Road
                         P.O. Box AP-59213
                         Nassau, Commonwealth of the Bahamas
                         Phone:  (242) 502-8820


                         TEEKAY LNG PARTNERS L.P.

                         By:    Teekay GP L.L.C., its general partner


                                By:
                                      ----------------------------------------
                                      Name:  Peter Evensen
                                      Title:  Chief Executive Officer and Chief
                                      Financial Officer


                         Address for Notice:

                         Bayside House, Bayside Executive Park
                         West Bay Street and Blake Road
                         P.O. Box AP-59213
                         Nassau, Commonwealth of the Bahamas
                         Phone:  (242) 502-8820


                     AMENDED AND RESTATED OMNIBUS AGREEMENT
                                 SIGNATURE PAGE

                         TEEKAY OFFSHORE GP L.L.C.


                         By:
                                ----------------------------------------------
                                Name:  Peter Evensen
                                Title:  Chief Executive Officer and Chief
                                Financial Officer

                         Address for Notice:

                         Bayside House, Bayside Executive Park
                         West Bay Street and Blake Road
                         P.O. Box AP-59213
                         Nassau, Commonwealth of the Bahamas
                         Phone:  (242) 502-8820


                         TEEKAY OFFSHORE OPERATING GP L.L.C.

                         By:    Teekay Offshore Partners L.P.,
                                its sole member

                                By:   Teekay Offshore GP L.L.C.,
                                      its general partner


                                By:
                                      ----------------------------------------
                                      Name:  Peter Evensen
                                      Title:  Chief Executive Officer and Chief
                                      Financial Officer


                         Address for Notice:

                         Bayside House, Bayside Executive Park
                         West Bay Street and Blake Road
                         P.O. Box AP-59213
                         Nassau, Commonwealth of the Bahamas
                         Phone:  (242) 502-8820


                     AMENDED AND RESTATED OMNIBUS AGREEMENT
                                 SIGNATURE PAGE

                         TEEKAY OFFSHORE OPERATING L.P.

                         By:    Teekay Offshore Operating GP L.L.C.,
                                its general partner

                                By:    Teekay Offshore Partners L.P.,
                                       its sole member

                                By:   Teekay Offshore GP L.L.C.,
                                      its general partner


                                By:
                                      ----------------------------------------
                                      Name:  Peter Evensen
                                      Title:  Chief Executive Officer and Chief
                                      Financial Officer


                         Address for Notice:

                         Bayside House, Bayside Executive Park
                         West Bay Street and Blake Road
                         P.O. Box AP-59213
                         Nassau, Commonwealth of the Bahamas
                         Phone:  (242) 502-8820


                         TEEKAY OFFSHORE PARTNERS L.P.

                         By:    Teekay Offshore GP L.L.C.,
                                its general partner

                                By:
                                      ----------------------------------------
                                      Name:  Peter Evensen
                                      Title:  Chief Executive Officer and Chief
                                      Financial Officer


                         Address for Notice:

                         Bayside House, Bayside Executive Park
                         West Bay Street and Blake Road
                         P.O. Box AP-59213
                         Nassau, Commonwealth of the Bahamas
                         Phone:  (242) 502-8820


                     AMENDED AND RESTATED OMNIBUS AGREEMENT
                                 SIGNATURE PAGE